UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2006 (January 31, 2006)

GLENBOROUGH REALTY TRUST INCORPORATED

(Exact name of Registrant as Specified in Charter)

Maryland	001-14162	94-3211970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Ste. 1100, San Mateo, California 94402

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 343-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2006, the Compensation Committee of Glenborough Realty Trust Incorporated (the “Company”) adopted two forms of Participation Agreements (collectively, the “Participation Agreements”) for stock grants to certain senior management employees of the Company, including, without limitation, named executive officers, under the 1996 Stock Incentive Plan (amended and restated as of March 20, 1997) (the “Plan”).

2006 Annual Incentive Program Participation Agreement

Under the 2006 Annual Incentive Program Participation Agreement (the “Annual Agreement”), an employee may become eligible for a restricted stock grant under the Plan if the Company achieves certain financial performance goals, and/or the employee achieves certain individual performance goals during fiscal year 2006. Weighing the foregoing performance goals and applying a grant formula, the actual shares of restricted stock granted is a percentage of a maximum number of shares of restricted stock, all as set forth in the Annual Agreement between the Company and the employee. Grants must be made on or before February 15, 2007, and are subject to a three year vesting period, vesting annually, from the date of grant. In a “change of control” event (as set forth in the Annual Agreement), the entire pool of restricted stock would immediately be granted and vested.

2006 Multi-Year Incentive Program Participation Agreement

Under the 2006 Multi-Year Incentive Program Participation Agreement (the “Multi-Year Agreement”), an employee may become eligible for a restricted stock grant under the Plan if the Company achieves certain financial performance goals during the period of January 1, 2006 through December 31, 2008. Weighing the foregoing performance goals and applying a grant formula, the actual shares of restricted stock granted is a percentage of a maximum number of shares of restricted stock, all as set forth in the Multi-Year Agreement between the Company and the employee. Grants must be made on or before February 15, 2009, and are subject to a one year vesting period from the date of grant. In a “change of control” event (as set forth in the Annual Agreement), the entire pool of restricted stock would immediately be granted and vested.

The foregoing descriptions of the form Participation Agreements do not purport to be complete and are qualified in their entirety by reference to the complete text of the Participation Agreements. Copies of the Participation Agreements are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Form of 2006 Annual Incentive Program Participation Agreement

10.2	Form of 2006 Multi-Year Incentive Program Participation Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLENBOROUGH REALTY TRUST INCORPORATED

Date: February 6, 2006	By:	/s/ Brian S. Peay
Brian S. Peay
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of 2006 Annual Incentive Program Participation Agreement

10.2	Form of 2006 Multi-Year Incentive Program Participation Agreement